Exhibit 99.1

AsiaInfo-Linkage Inc. Sells Interests in Two Contractually Controlled Entities

BEIJING/SANTA CLARA, Calif. – May 24, 2013 – AsiaInfo-Linkage, Inc. (NASDAQ: ASIA) (“AsiaInfo-Linkage” or the “Company”), a leading provider of telecommunication software solutions and services in China, and the largest Business Support System (“BSS”) supplier to the telecommunications industry in Asia, today announced that it has sold interests in two contractually controlled entities.

As previously announced, on May 12, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). In connection with the Merger, certain subsidiaries and employees of the Company entered into a number of agreements with two unaffiliated individuals pursuant to which such individuals purchased the Company’s interests in Beijing Zhongxinjia Sci-Tech Development Co., Ltd. (“ZXJ”) and Beijing Star VATS Technologies Co., Inc. (“Star VATS”). ZXJ and Star VATS were previously controlled by the Company through a series of contractual arrangements. The transfer of the Company’s interests in ZXJ and Star VATS has been completed and the Company no longer has any legal right to control ZXJ and Star VATS. The consideration payable to the Company for its interests in ZXJ and Star VATS is the fair market value of such interests as determined on the basis of an appraisal undertaken by an independent asset appraisal firm.

About AsiaInfo-Linkage, Inc.

AsiaInfo-Linkage, Inc. (NASDAQ: ASIA) is a leading provider of high-quality software solutions and IT services to the telecommunications industry. Headquartered in Beijing, AsiaInfo-Linkage employs more than 11,000 professionals worldwide. AsiaInfo-Linkage provides a full suite of business and operational support solutions (BSS/OSS) and associated professional services. AsiaInfo-Linkage’s core Veris product line includes billing and customer care systems that serve nearly a billion subscribers globally – almost one seventh of the world’s population – plus business intelligence, network management and security solutions.

AsiaInfo-Linkage’s customers work with it to converge large scale pre- and post-paid mobile operations; improve time to market for new products and services; and develop cost-effective new business models. AsiaInfo-Linkage aims to be the leading IT solutions provider to the global telecommunications industry, enabling the Connected Digital Lifestyle, and helping its customers build, maintain, operate and constantly improve their network infrastructure and IT environment.

For more information about AsiaInfo-Linkage, please visit www.asiainfo-linkage.com.

Additional Information about the Merger

The Company will file a proxy statement with the SEC in connection with the Merger. In addition, certain participants in the Merger will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the SEC as soon as practicable. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China, telephone: +86-10-8216-6688.

The Company and certain of its directors, executive officers and other members of management and employees may, under the SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the Merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

This announcement is not a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities and it is not a substitute for any proxy statement or other filings that may be made with the SEC should the Merger go forward.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Such forward-looking statements involve inherent risks, uncertainties and assumptions. Further information regarding these and other risks is included in the Company’s filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date of this press release. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

For investor and media inquiries, please contact:

In China:

Mr. Jimmy Xia

AsiaInfo-Linkage, Inc.

Tel: +86-10-8216-6039

Email: ir@asiainfo-linkage.com

Mr. Justin Knapp

Ogilvy Financial, Beijing

Tel: +86-10-8520-6556

Email: asia@ogilvy.com

In the United States:

Ms. Jessica Barist Cohen

Ogilvy Financial, New York

Tel: +1-646-460-9989

Email: asia@ogilvy.com

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